                                                                   EXHIBIT 10.16

                                      LEASE

      THIS LEASE, ("Lease") is made and entered into this 31st day of July, 1999, between SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC, a Delaware limited liability company, having an office at 5005 E. McDowell Road, Phoenix, Arizona 85008 (herein called "SCI") and MOTOROLA, INC., a Delaware corporation, having an office at 3102 N. 56th Street, Mail drop 56-128, Phoenix, Arizona 85018 (herein called "Motorola").

      1. PREMISES.

      For and in consideration of the covenants and agreements on the part of Motorola contained herein, and under and subject to the terms and conditions hereof, SCI hereby leases and demises unto Motorola exclusively those certain premises in multiple buildings located at 52nd Street, Phoenix, Arizona (each a "Building"), containing the square feet of space on the floor of said Building more particularly described in Exhibit A attached hereto and made a part hereof (each of such spaces herein referred to as a "Premises"), together with the right to use all facilities that are provided by SCI in common to Motorola and the other tenants (if any) of each Building, including, but not limited to, (i) existing parking spaces consistent with planned use (provided SCI has access to such spaces); and (ii) easements for entry onto each of the Premises consistent with past usage and sufficient to conduct its Business as currently contemplated.

      2. TERM.

      The term of this Lease shall commence at 11:59 PM on July 31, 1999, and end at 11:59 P.M. Arizona Time on the relocation date specified on Exhibit A for the particular Premises; provided, however, Motorola may terminate this Lease as to any or all of the Premises at any time (including during renewal periods, if any) upon six (6) months prior written notice to SCI. If a relocation date is not specified on Exhibit A for a particular Premises this Lease, with respect to such Premises, shall be for an initial one (1) year term and shall automatically renew for additional one (1) year terms unless there is written notice given six
(6) months prior to the expiration of the then current term (including the initial one (1) year term) of the intent not to renew by either party. If the relocation date for a particular Premises is only expressed by a year, the Lease with respect to the particular Premises shall expire as of December 31st of the particular year. If the relocation date for a particular Premises is only expressed by a month and year, the Lease with respect to the particular Premises shall expire as of 31st of the particular month and year.

      3. RENT.

      A. During the Term hereof, Motorola will pay Monthly Motorola Rent (as identified on Exhibit A) to SCI at the office of SCI (or at such other place as SCI from time to time may notify Motorola in writing) in monthly installments in advance in the initial amount specified on Exhibit A and as subsequently adjusted pursuant to the terms hereof. Exhibit A shall list the specific per square foot costs for the particular Building based upon the relevant Building depreciation schedule (including property taxes, insurance, etc.) based upon the 1999 budget assumptions (collectively, "Fixed Costs"). Monthly Motorola Rent shall be allocated on an occupied per square foot basis. As an example, if the Building consists of 1,000 square feet of space, 600 of which are occupied by SCI and 300 square feet of which are occupied by Motorola, Motorola will be responsible for 310 (300/1000) of Fixed Costs. If SCI were to reduce its occupancy to 200 square feet, Motorola's Fixed Costs would not change. Occupancy will be reviewed on a quarterly basis.

      B. Variable costs shall include electricity and other utilities, all building services, (including maintenance, janitorial, plumbing, etc.) and similar costs associated with the particular Building not otherwise included in Monthly Motorola Rent (collectively, "Variable Costs"). Variable Costs shall be allocated between SCI and Motorola according to the actual relative occupancy (on a square foot basis) of each party without taking into account unoccupied space and shall be based upon actual costs. As an example if the Building consists of 1,000 square feet of space, 600 square feet of which are occupied by SCI and 300 square feet of which are occupied by Motorola, Motorola will be responsible for 1/3 (300/900) of the Variable Costs. If SCI were to reduce its occupancy to 200 square feet, Motorola would be responsible for 3/5 (300/500) of the Variable Costs. Occupancy shall be reviewed on a quarterly basis. Motorola shall pay its share of Variable Costs in arrears based upon the prior month's actual Variable Costs in order to allow for proper cost gathering. Costs associated with establishing any new service that will be exclusively used by either SCI or Motorola shall be the sole responsibility of such party.

      C. The term "Shared Services" shall include security, cafeteria, health services and related services and any other costs associated with the Building not otherwise covered by this Lease that can be allocated based on headcount. SCI shall charge its costs related to the Shared Services (other than Environmental Shared Services) back to Motorola based on Motorola's site census projections for the current quarter; these charges will be based on the actual charges from the previous month in order to allow for proper cost gathering, and special custom services, such as cafeteria services or nurse staff services to cover multiple shift schedules not required by SCI, shall be borne exclusively by Motorola. The term "Shared Services" may include environmental, safety or industrial hygiene services where appropriate and in the parties best interest for issues relating to chemical handling, storage and distribution, solid and hazardous waste management, industrial hygiene and safety monitoring and compliance and emergency spill response and reporting, in those situations where it is not otherwise not practicable either due to regulatory constraints or cost (or as otherwise agreed by the parties) to provide for segregation or separation of such services (collectively, "Environmental Shared Services"). SCI shall charge its costs related to the Environmental Shared Services back to Motorola based on actual cost (both direct and indirect), to the extent practicable, if related to solid and hazardous waste management and chemical usage otherwise according to the actual relative occupancy (on a square foot basis) of each party, without taking into account unoccupied space, or on such basis as the parties mutually agree.

      D. Costs for services that are not reasonably allocable based on an allocated square foot or headcount basis shall be billed on the basis of an expense and allocation methodology to be reasonably agreed to between the parties.

      E. Motorola may contract on its own account for services not otherwise covered in Monthly Motorola Rent including equipment moves, removal and deinstallation provided

Motorola obtains SCI's prior written consent, which consent shall not be unreasonably withheld. Provided Motorola and SCI agree, any such contract may be with SCI and may be billed at cost.

      F. In the event that the Premises do not have a separate phone system, Motorola shall promptly pay any telephone costs incurred by it (collectively, "Telephone Costs"). Other information technology related costs shall be governed by that certain Transition Services Agreement dated July 31, 1999 between SCI and Motorola. To the extent this Lease covers information technology expenses covered by such Transition Services Agreement this Lease shall be modified to exclude such expenses.

      G. Monthly Motorola Rent, Motorola's share of Variable Costs and Shared Services and Telephone Costs and any other charges or expenses due and owing from Motorola to SCI under this Lease are sometimes hereinafter collectively referred to as "Rent".

      H. All Rent payments shall be adjusted with appropriate proration if the Term hereof should commence on a date other than the first day of a calendar month or end on a date other than the last day of a calendar month. Rent shall be paid to SCI at the following address: 5005 E. McDowell Road, Phoenix, Arizona 85008, Attn: ___________.

      4. USE.

      Motorola shall have the right to use each of the Premises for the use for which such Premises are currently being used. In addition, Motorola may use the respective Premises for any reasonably related or reasonably similar use thereto provided Motorola gives prior written notice to SCI of such additional use.

      5. INGRESS AND EGRESS.

      Motorola shall have the same access to each of the Premises consistent with past usage and sufficient to conduct its business as currently contemplated.

      6. CHANGES, ALTERATIONS AND ADDITIONS.

      Motorola may from time to time make improvements as appropriate for use of the Premises necessary to comply with environmental, health or safety law and such costs shall be paid for by SCI, except if such improvement was made necessary because of Motorola's use of the Premises in which case the cost will be borne proportionately between SCI and Motorola based upon such parties use/need of the improvement. In addition, Motorola, at its sole cost and expense, may make improvements as appropriate for use of the Premises.

      7. PROVISION OF SERVICES.

      SCI shall be responsible for providing the services that are included in Variable Costs.

      8. EQUIPMENT; CONDITION OF PREMISES AT END OF TERM.

      Except for SCI owned equipment used at any of the Premises which will be governed by that certain Equipment Lease and Repurchase Agreement dated as of July 31, 1999 between

Motorola and SCI, Motorola shall be responsible for removing all equipment (owned or leased by Motorola) from the Premises at its costs upon the expiration or earlier termination of this Lease, and will otherwise surrender the Premises broom clean, in good order and condition, ordinary wear and damages which Motorola is not required to repair under the terms of this Lease excepted.

      9. INSPECTION.

      Motorola will allow SCI access to the respective Premises at reasonable times during normal working hours (upon reasonable advance notice), for the purpose of examining, exhibiting or making alterations and/or repairs reasonably deemed to be necessary by SCI to the same or making repairs is required to make.

      10. DAMAGE, DESTRUCTION OR TAKING OF PREMISES.

      If less than twenty percent (20%) of a Premises is damaged or taken, then SCI shall be obligated to restore the applicable Premises to the extent possible and commit any insurance proceeds thereto and the Lease shall continue in full force and effect (except that Rent shall, until repair of the damaged portions is substantially completed, be apportioned according to the portion of the applicable Premises which remains usable). If more than twenty percent (20%) is damaged or taken then either party may terminate this Lease upon five (5) business days' notice to the other party.

      11. DISPUTES.

      Disputes will be resolved in accordance with Article 4.3 of that certain Reorganization Agreement dated as of May 11, 1999 by and between Motorola, SCG Holding Corporation, a Delaware corporation and SCI.

      12. INSURANCE.

      A. Motorola, at its expense, shall maintain commercial general liability insurance with a combined single liability limit of not less than One Million and No/100 Dollars ($1,000,000.00) per occurrence upon or in connection with the use of the respective Premises resulting in injury or death, in standard form policies, with an insurance company or companies authorized to do business in the State wherein the Premises are located. The parties may adjust said limits from time to time to be consistent with industry standards in light of the Premises and the permitted use.

      B. The parties release each other, and their respective authorized representatives, from any claims for death and/or injury to any person or damage to the respective Premises and the Buildings and other improvements in which the respective Premises are located, and to the fixtures, personal property, Motorola's improvements and alterations of either Motorola or SCI in or on the Premises and the Buildings and other improvements in which the respective Premises are located that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any such damage.

      C. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any such covered damage. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this Lease.

      13. ASSIGNMENT OR SUBLETTING.

      This Lease shall be binding upon, inure to the benefit of, and be enforceable by or against the parties hereto and their respective successors and assigns; provided, however, neither party hereto may assign this Lease without the prior written consent of the other (which consent shall not be unreasonably withheld) except to a party that acquires all or substantially all of the assets of the assigning party or for the account of the lenders providing bank financing, solely and specifically for the purpose of securing such bank financing as contemplated by the ReCap Agreement (as hereinafter defined); provided that in the event any of the companies identified on Exhibit B acquires substantially all of the assets or voting stock of Motorola, SCI shall have the right to terminate this Lease upon six (6) months' prior written notice.

      14. PROPERTY MANAGEMENT.

      The Premises are to be managed by a professional management company of recognized standing selected by SCI and reasonably acceptable to Motorola, with experience in management of similar properties consistent with criteria to be mutually agreed between the parties.

      15. SUBORDINATION.

      This Lease shall be subject and subordinated at all times to the liens of any current or future mortgages or deeds of trust on the fee interest in any of the respective Premises or other security instrument in any amount or amounts whatsoever now existing or hereafter encumbering the respective Premises, provided Motorola receives a commercially reasonable non-disturbance agreement from the related mortgagee/trustee.

      16. ENVIRONMENTAL.

      The parties agree that with the exception of those matters covered by
Section 3C of this Lease pertaining to "Environmental Shared Services" costs, environmental matters pertaining to the 52nd Street Facility shall be governed exclusively by the Environmental Indemnification Agreement dated July 31, 1999 between SCI and Motorola unless otherwise mutually agreed to in writing by the parties. That agreement is attached hereto and incorporated herein as Exhibit C.

      17. NOTICES.

      All notices, approvals or requests in connection with this Lease shall be sent by certified mail, return receipt requested, via facsimile or hand delivery, provided, however, that no notice other than by certified mail shall constitute a notice of default authorizing cancellation of this Lease. All notices shall be effective when received. Notices shall be addressed as follows:

      If to Motorola:        Motorola, Inc.
                             Semiconductor Products Sector
                             3102 N. 56th Street, Mail drop 56-128
                             Phoenix, Azizona 85018
                             Facsimile Number: (602) 952-3563
                             Attn: Mark Poulsen

      With a copy to:        Motorola, Inc.
                             Law Department
                             1303 E. Algonquin Road
                             Schaumburg, Illinois 60196
                             Facsimile Number: (847) 576-3628
                             Attn: General Counsel

      If to SCILLC:          Semiconductor Components Industries, LLC
                             5005 E. McDowell Road
                             Phoenix, Arizona 85008
                             Facsimile Number: (602) 244-4830
                             Attn: Dario Sacomani

      With copies to:        David Stanton
                             Texas Pacific Group
                             345 California Street
                             Suite 3300
                             San Francisco, California 94104
                             Facsimile Number: (415) 743-1501

      and                    Cleary, Gottlieb, Steen & Hamilton
                             One Liberty Plaza
                             New York, New York 10006
                             Attention: Paul J. Shim, Esq.
                             Facsimile Number: (212) 225-3999

      18. WAIVER.

      Failure or delay on the part of Motorola or SCI to exercise any right, remedy, power or privilege hereunder shall not operate as a waiver thereof. A waiver, to be effective, must be in writing and must be signed by the party making the waiver. A written waiver of a default shall not operate as a waiver of any other default or of the same type of default on a future occasion.

      19. AMENDMENTS.

      No revision of this Lease shall be valid unless made in writing and signed by duly authorized representatives of both parties.

      20. CONSTRUCTION OF LANGUAGE.

      Words of any gender used in this Lease shall be held to include any other gender, and words in the singular shall be held to include the plural and the plural to include the singular, when the sense requires. The paragraph headings and titles are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

      21. RULES AND REGULATIONS.

      SCI and Motorola agree from time to time to review the rules and regulations of SCI related to safety, care and cleanliness of the Buildings and the preservation of good order therein and the comfort, quiet enjoyment and convenience of other occupants of the Buildings that are required to be followed within SCI facilities of a similar size and nature with operations similar to those conducted by Motorola. Motorola and SCI shall designate those rules and regulations that both parties reasonably agree are appropriate and such rules and regulations shall be deemed to be terms and conditions of this Lease.

      22. COVENANT OF QUIET ENJOYMENT.

      SCI covenants that if and so long as Motorola pays the Rent and all other charges provided for herein, and performs all of its obligations provided for herein, Motorola shall at all times during the term hereof peaceably, have hold and enjoy the Premises, without any interruption or disturbance from SCI, or any one claiming through or under SCI, subject to the terms hereof.

      23. RECORDING.

      Only a memorandum of this Lease may be recorded by either party and such memorandum shall not refer to the provisions of Paragraph 16 hereof or to Exhibit C attached hereto.

    *     *     *     *     *     *     *     *     *     *     *     *

                                                                   EXHIBIT 10.16

      IN WITNESS WHEREOF, the parties hereto have executed these presents, in duplicate, the day and year first above-written.

                                       MOTOROLA:

                                       MOTOROLA, INC., a Delaware corporation

                                       By: /s/Carl F. Koenemann
                                           ----------------------------------


                                       SCI:

                                       SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC, a Delaware limited liability company

                                       By: /s/ Theodore W. Schaffner
                                           ----------------------------------

                                    EXHIBIT A

                                    Premises

SPACE SPS OCCUPIES AT 52ND STREET - QUARTERLY

                                                                                   -----------------------------------------
                                                                        Current                     Fixed
                                                                                   -----------------------------------------

                                                                                       Property
                                                            Space       Current          Tax       Insurance       Building
Site            Dept                Title                    Type        SQFT           G37           G37          Depr G44
============================================================================================================================
52nd St         RB104        PHX. GROUNDWAT                 Office        N/A            N/A           N/A             N/A
52nd St         -            IGWTP TOWER                    Office        N/A            N/A           N/A             N/A
52nd St         RB177        W REGION-DESKT                 Office            829          176           168             224
52nd St         RB179        RF MATERIAL ENG                Office            611          130           124             165
52nd St         RB192        W REGION-INFRAS                Office         12,115        2,571         2,450           3,271
52nd St         RB196        52ND ST REC.FAX                Office         12,357        2,622         2,499           3,336
52nd St         RB391        WISD Q/A                       Office            913          194           185             247
52nd St         RB409        SMOKE DETECTRO                 Office            317           67            64              86
52nd St         RB413        MESA RELIABILITY               Office            121           26            24              33
52nd St         RB414        WISD Q/A ENGR                  Office          4,709          999           952           1,271
52nd St         RB417        SPD STRATEGIC M                Office            467           99            94             126

52nd St         RB423        SPD & MPS R&QA                 Office            700          149           142             189
52nd St         RB428        WISD TECH MGMT                 Office          6,535        1,387         1,322           1,764
52nd St         RB430        ACCELEROMETER                  Office          2,013          427           407             544
52nd St         RB503        SPD STRATEGIC T                Office            157           33            32              42

52nd St         RB504        PROJECT MGNT R                 Office              0            0             0               0
52nd St         RB536        CMOS ACCELERO                  Office            315           67            64              85
52nd St         RB576        PRESSURE PRODU                 Office            157           33            32              42
52nd St         RB577        SENSOR ENGR SU                 Office         11,054        2,346         2,235           2,985
52nd St         RB583        CATV ENGINEERIN                Office          9,630        2,044         1,947           2,600
52nd St         RB586        PRESSURE SENSO                 Office          1,391          295           281             376
52nd St         RB588        RF INFRASTRUCTU                Office          7,732        1,641         1,564           2,088
52nd St         RB616        ACCELEROMETER                  Office          1,088          231           220             294

52nd St         RB637        SPD SILICON TECH               Office          1,681          357           340             454
52nd St         RB658        RF COMPONENTS                  Office            678          144           137             183
52nd St         RB660        RF BCAST/IND PRO               Office          4,363          926           882           1,178
52nd St         RB667        WISD PKG DEVELO                Office          4,082          866           825           1,102
52nd St         RB679        SPD INTERFACE D                Office          2,059          437           416             556
52nd St         RB700        WISD DEMAND CO                 Office            196           42            40              53
52nd St         RB702        WISD BUSINESS O                Office            482          102            97             130
52nd St         RB708        WISD SYSTEMS                   Office            456           97            92             123
52nd St         RB717        SPD MANAGEMEN                  Office          2,814          597           569             760
52nd St         RB724        WISD ADMIN                     Office          2,932          622           593             792
52nd St         RB733        MULTI-MEDIA CON                Office              0            0             0               0
52nd St         RB734        COMMUNITY VOLU                 Office              0            0             0               0
52nd St         RB746        LEARNING & PERF                Office              0            0             0               0

52nd St         RB813        WSSG DEMAND M                  Office              0            0             0               0
52nd St         RB822        SPD STRATEGIC M                Office            700          149           142             189

                                                         ---------------------------
                                                          Variable *Estimates*
                                                         ---------------------------
                                                                                    Monthly
                                                                                     Total      Quarterly
                                                         Electric-   Bldg Svcs      Rent Due   Total Rent  QTR Cost
Site            Dept                Title                 ity G42       G43           (K$)      Due (K$)     Per SF     Reloc Date
==================================================================================================================================
52nd St         RB104        PHX. GROUNDWAT                55,892       N/A            56        168         9.61
52nd St         -            IGWTP TOWER                   16,667       N/A            17         50         9.61
52nd St         RB177        W REGION-DESKT                   294         1,691         3          8         9.61
52nd St         RB179        RF MATERIAL ENG                  217         1,246         2          6         9.61
52nd St         RB192        W REGION-INFRAS                4,294        24,715        37        112         9.61        June 1,99
52nd St         RB196        52ND ST REC.FAX                4,380        25,208        38        114         9.61
52nd St         RB391        WISD Q/A                         324         1,863         3          8         9.61        July 1,99
52nd St         RB409        SMOKE DETECTRO                   112           647         1          3         9.61        2000
52nd St         RB413        MESA RELIABILITY                  43           247         0          1         9.61
52nd St         RB414        WISD Q/A ENGR                  1,669         9,606        14         43         9.61
52nd St         RB417        SPD STRATEGIC M                  166           953         1          4         9.61        2000

52nd St         RB423        SPD & MPS R&QA                   248         1,428         2          6         9.61
52nd St         RB428        WISD TECH MGMT                 2,316        13,331        20         60         9.61        July 1,99
52nd St         RB430        ACCELEROMETER                    713         4,107         6         19         9.61        2000
52nd St         RB503        SPD STRATEGIC T                   56           320         0          1         9.61        2000

52nd St         RB504        PROJECT MGNT R                     0             0         0          0         9.61
52nd St         RB536        CMOS ACCELERO                    112           643         1          3         9.61        2000
52nd St         RB576        PRESSURE PRODU                    56           320         0          1         9.61        2000
52nd St         RB577        SENSOR ENGR SU                 3,918        22,550        34        102         9.61
52nd St         RB583        CATV ENGINEERIN                3,413        19,645        30         89         9.61        July 1,99
52nd St         RB586        PRESSURE SENSO                   493         2,838         4         13         9.61        2000
52nd St         RB588        RF INFRASTRUCTU                2,741        15,773        24         71         9.61        July 1,99
52nd St         RB616        ACCELEROMETER                    386         2,220         3         10         9.61        2000

52nd St         RB637        SPD SILICON TECH                 596         3,429         5         16         9.61        2000
52nd St         RB658        RF COMPONENTS                    240         1,383         2          6         9.61        June 1,99
52nd St         RB660        RF BCAST/IND PRO               1,546         8,901        13         40         9.61        July 1,99
52nd St         RB667        WISD PKG DEVELO                1,447         8,327        13         38         9.61        July 1,99
52nd St         RB679        SPD INTERFACE D                  730         4,200         6         19         9.61        2000
52nd St         RB700        WISD DEMAND CO                    69           400         1          2         9.61
52nd St         RB702        WISD BUSINESS O                  171           983         1          4         9.61        July 1,99
52nd St         RB708        WISD SYSTEMS                     162           930         1          4         9.61        July 1,99
52nd St         RB717        SPD MANAGEMEN                    997         5,741         9         26         9.61        2000
52nd St         RB724        WISD ADMIN                     1,039         5,981         9         27         9.61        July 1,99
52nd St         RB733        MULTI-MEDIA CON                    0             0         0          0         9.61
52nd St         RB734        COMMUNITY VOLU                     0             0         0          0         9.61
52nd St         RB746        LEARNING & PERF                    0             0         0          0         9.61

52nd St         RB813        WSSG DEMAND M                      0             0         0          0         9.61        Feb-99
52nd St         RB822        SPD STRATEGIC M                  248         1,428         2          6         9.61

OFFICE - Budgeted cost per quarter
FAB/LAB - Fixed Cost-Budgeted per quarter
        - Variable Cost-Previous month actuals            1999 CHARGE OUT RATES

                                                                                   -----------------------------------------
                                                                        Current                     Fixed
                                                                                   -----------------------------------------

                                                                                       Property
                                                            Space       Current          Tax       Insurance       Building
Site            Dept                Title                    Type        SQFT           G37           G37          Depr G44
============================================================================================================================
52nd St         RB843        SPD MARCOM/BUS                 Office         893          190            181              241
52nd St         RB854        SPD TACTICAL MK                Office         632          134            128              171
52nd St         RB867        CLOSED                         Office           0            0              0                0
52nd St         RB877        WISD PROD MARK                 Office       4,688          995            948            1,266
52nd St         RB879        SPD SYSTEMS/APP                Office         779          165            158              210
52nd St         RB900        MBG/SCG - PHOEN                Office         284           60             57               77
52nd St         RB903        MBG/TSG                        Office           0            0              0                0
52nd St         RB905        BUSINESS PROCE                 Office         560          119            113              151
52nd St         RB913        EMERG.MEDIA & T                Office         534          113            108              144
52nd St         RB941        WORLD WIDE MAR                 Office           0            0              0                0
52nd St         RB954        FIN SERV HDQTRS                Office       2,710          575            548              732
52nd St         RB960        FIN SERV AMERICA               Office         447           95             90              121
52nd St         RB966        SECTOR FINANCE                 Office           0            0              0                0
52nd St         RB982        IT ADMIN SUPPOR                Office       1,615          343            327              436
52nd St         RB995        FIN SERV CUSTOM                Office       7,242        1,537          1,464            1,955

52nd St         RH277        RF1 DFO MAINT                  Office      11,509        2,442          2,327            3,107

52nd St         RH279        RF1 DFO SUPPLY                 Office         299           63             60               81

52nd St         RH280        RF1 DFO CIM                    Office         597          127            121              161

52nd St         RH281        RF1 DFO PRDPLAN                Office         299           63             60               81

52nd St         RH282        RF1 DFO ADMIN                  Office      43,481        9,228          8,793           11,740
52nd St         RH528        MEMS 1 CIM ENG                 Office       9,819        2,084          1,986            2,651
52nd St         RH531        MEMS 1 PRESSUR                 Office       3,269          694            661              883

52nd St         RH570        RF1 PR ENG PHOT                Office         498          106            101              134

52nd St         RH572        RF1 PR ENG DIFFS               Office         100           21             20               27

52nd St         RH573        RF1 PR ENG IMPLT               Office         100           21             20               27

52nd St         RH574        RF1 PR ENG FRME                Office         299           63             60               81

52nd St         RH575        RF1 PR ENG BKGR                Office         299           63             60               81

52nd St         RH576        RF1 PR ENG PROB                Office         299           63             60               81

52nd St         RH577        RF1 PR ENG ETCH                Office         299           63             60               81
52nd St         RH579        CSDM ENGR SUST                 Office         697          148            141              188
52nd St         RH679        SUDM ENGR R/E                  Office         100           21             20               27
52nd St         RM192        MATERIAL ROTATI                Office         336           71             68               91
52nd St         RU756        HR OPERATIONS                  Office           0            0              0                0
52nd St         SD762        SALES & OPER PL                Office         315           67             64               85

                                                         ---------------------------
                                                          Variable *Estimates*
                                                         ---------------------------
                                                                                    Monthly
                                                                                     Total      Quarterly
                                                         Electric-   Bldg Svcs      Rent Due   Total Rent  QTR Cost
Site            Dept                Title                 ity G42       G43           (K$)      Due (K$)     Per SF     Reloc Date
==================================================================================================================================

52nd St         RB843        SPD MARCOM/BUS                 317       1,822            3          8         9.61        2000
52nd St         RB854        SPD TACTICAL MK                224       1,289            2          6         9.61        2000
52nd St         RB867        CLOSED                           0           0           00          0         0           4Q99
52nd St         RB877        WISD PROD MARK               1,662       9,564           14         43         9.61        July 1,99
52nd St         RB879        SPD SYSTEMS/APP                276       1,589            2          7         9.61        2000
52nd St         RB900        MBG/SCG - PHOEN                101         579            1          3         9.61
52nd St         RB903        MBG/TSG                          0           0            0          0         9.61
52nd St         RB905        BUSINESS PROCE                 198       1,142            2          5         9.61
52nd St         RB913        EMERG.MEDIA & T                189       1,089            2          5         9.61
52nd St         RB941        WORLD WIDE MAR                   0           0            0          0         9.61
52nd St         RB954        FIN SERV HDQTRS                961       5,528            8         25         9.61
52nd St         RB960        FIN SERV AMERICA               158         912            1          4         9.61
52nd St         RB966        SECTOR FINANCE                   0           0            0          0         9.61
52nd St         RB982        IT ADMIN SUPPOR                572       3,295            5         15         9.61
52nd St         RB995        FIN SERV CUSTOM              2,567      14,774           22         67         9.61        2Q99

52nd St         RH277        RF1 DFO MAINT                4,079      23,478           35        106         9.61        01-June

52nd St         RH279        RF1 DFO SUPPLY                 106         610            1          3         9.61

52nd St         RH280        RF1 DFO CIM                    212       1,218            2          6         9.61        01-June

52nd St         RH281        RF1 DFO PRDPLAN                106         610            1          3         9.61        01-June

52nd St         RH282        RF1 DFO ADMIN               15,412      88,701          134        402         9.61        01-June
52nd St         RH528        MEMS 1 CIM ENG               3,480      20,031           30         91         9.61        Dec-99
52nd St         RH531        MEMS 1 PRESSUR               1,159       6,669           10         30         9.61        Dec-99

52nd St         RH570        RF1 PR ENG PHOT                177       1,016            2          5         9.61        01-June

52nd St         RH572        RF1 PR ENG DIFFS                35         204            0          1         9.61        01-June

52nd St         RH573        RF1 PR ENG IMPLT                35         204            0          1         9.61        01-June

52nd St         RH574        RF1 PR ENG FRME                106         610            1          3         9.61        01-June

52nd St         RH575        RF1 PR ENG BKGR                106         610            1          3         9.61        01-June

52nd St         RH576        RF1 PR ENG PROB                106         610            1          3         9.61        01-June

52nd St         RH577        RF1 PR ENG ETCH                106         610            1          3         9.61        01-June
52nd St         RH579        CSDM ENGR SUST                 247       1,422            2          6         9.61
52nd St         RH679        SUDM ENGR R/E                   35         204            0          1         9.61
52nd St         RM192        MATERIAL ROTATI                119         685            1          3         9.61
52nd St         RU756        HR OPERATIONS                    0           0            0          0         9.61        2000
52nd St         SD762        SALES & OPER PL                112         643            1          3         9.61        2000


OFFICE - Budgeted cost per quarter
FAB/LAB - Fixed Cost-Budgeted per quarter
        - Variable Cost-Previous month actuals             1999 CHARGE OUT RATES

                                                                                   -----------------------------------------
                                                                        Current                     Fixed
                                                                                   -----------------------------------------

                                                                                       Property
                                                            Space       Current          Tax       Insurance       Building
Site            Dept                Title                    Type        SQFT           G37           G37          Depr G44
============================================================================================================================
52nd St         SD763        TSG ORDER FULFI                Office            0            0           0                 0
52nd St         SD920        GROUP BIZ ADMIN                Office          160           34          32                43
52nd St         SD921        Demand Coordinatio             Office            0            0           0                 0
52nd St         SD957        TSG GROUP FINAN                Office          262           56          53                71
52nd St         SD980        DIRECT FINANCE                 Office          498          106         101               134
52nd St         SD985        TSG GROUP ADMIN                Office            0            0           0                 0
52nd St         SD987        NCSG GROUP ADM                 Office        1,374          292         278               371

                             TOTAL OFFICE                               188,947       40,099      38,209            51,016

52nd St         RB280        RF COMPONENTS                  Test/La      24,375       22,046       4,929            27,842
52nd St         RB288        RF MODULES ASS                 Test/La         225          204          46               257
52nd St         RB527        RF TEST ENGR                   Test/La       1,401        1,267         283             1,600
52nd St         RB580        RF MODULES ASS                 Test/La         185          167          37               211
52nd St         RH224        MEMS 1 METAL DF                Test/La       1,375        1,244         278             1,571
52nd St         RH276        RF 1 DFO PROBE                 Test/La       7,014        6,344       1,418             8,012

                             TOTAL TEST/LAB                              34,575       31,271       6,992            39,492

52nd St         RH221        MEMS 1 PHOTO DF                Fab           6,898        8,791       1,418            11,098
52nd St         RH222        MEMS 1 ETCH DFO                Fab           9,550       12,171       1,963            15,365
52nd St         RH223        MEMS 1 DIFFUSIO                Fab           5,837        7,439       1,200             9,391
52nd St         RH226        MEMS 1 BOND DF                 Fab           2,013        2,565         414             3,239
52nd St         RH227        MEMS 1 PROBE DF                Fab           1,425        1,816         293             2,293
52nd St         RH270        RF1 DFO PHOTO                  Fab           3,753        4,783         771             6,038
52nd St         RH271        RF1 DFO ETCH                   Fab           2,267        2,889         466             3,647
52nd St         RH272        RF1 DFO DIFFUS                 Fab           7,213        9,193       1,483          11,605
52nd St         RH273        RF1 DFO IMPLT                  Fab           2,109        2,688         434             3,393
52nd St         RH274        RF1 DFO FRMELT                 Fab           1,354        1,726         278             2,178
52nd St         RH275        RF1 DFO BKGRND                 Fab           1,385        1,765         285             2,228

                             TOTAL FAB                                   43,804       55,826       9,004            70,476

GRAND TOTAL                                                             267,326      127,196      54,205           160,984


                                                         ---------------------------
                                                          Variable *Estimates*
                                                         ---------------------------
                                                                                    Monthly
                                                                                     Total      Quarterly
                                                         Electric-   Bldg Svcs      Rent Due   Total Rent  QTR Cost
Site            Dept                Title                 ity G42       G43           (K$)      Due (K$)     Per SF     Reloc Date
==================================================================================================================================

52nd St         SD763        TSG ORDER FULFI                   0           0          0             0      9.61        2000
52nd St         SD920        GROUP BIZ ADMIN                  57         326          0             1      9.61
52nd St         SD921        Demand Coordinatio                0           0          0             0      9.61
52nd St         SD957        TSG GROUP FINAN                  93         534          1             2      9.61        2000
52nd St         SD980        DIRECT FINANCE                  177       1,016          2             5      9.61        July 1,99
52nd St         SD985        TSG GROUP ADMIN                   0           0          0             0      9.61        2000
52nd St         SD987        NCSG GROUP ADM                  487       2,803          4            13      9.61        July 1,99

                             TOTAL OFFICE                139,530     385,462        654        1,963

52nd St         RB280        RF COMPONENTS                39,000      56,306        150          450      18.48        Jun-99
52nd St         RB288        RF MODULES ASS                  360         520          1            4      18.48
52nd St         RB527        RF TEST ENGR                  2,242       3,236          9           26      18.48        Jun-99
52nd St         RB580        RF MODULES ASS                  296         427          1            3      18.48
52nd St         RH224        MEMS 1 METAL DF               2,000       3,176          8           25      18.48
52nd St         RH276        RF 1 DFO PROBE               11,222      16,202         43          130      18.48        01-Jun

                             TOTAL TEST/LAB               55,320      79,868        213          639

52nd St         RH221        MEMS 1 PHOTO DF              15,521      21,936         59          176      25.61        Jan-00
52nd St         RH222        MEMS 1 ETCH DFO              21,488      30,369         81          244      25.61        Jan-00
52nd St         RH223        MEMS 1 DIFFUSIO              13,133      18,562         50          149      25.61        Jan-00
52nd St         RH226        MEMS 1 BOND DF                4,529       6,401         17           51      25.61        Jan-00
52nd St         RH227        MEMS 1 PROBE DF               3,206       4,532         12           36      25.61        Jan-00
52nd St         RH270        RF1 DFO PHOTO                 8,444      11,935         32           96      25.61        Jun-01
52nd St         RH271        RF1 DFO ETCH                  5,101       7,209         19           58      25.61        Jun-01
52nd St         RH272        RF1 DFO DIFFUS               16,229      22,937         61          184      25.61        Jun-01
52nd St         RH273        RF1 DFO IMPLT                 4,745       6,707         18           54      25.61        Jun-01
52nd St         RH274        RF1 DFO FRMELT                3,047       4,306         12           35      25.61        Jun-01
52nd St         RH275        RF1 DFO BKGRND                3,116       4,404         12           35      25.61        Jun-01

                             TOTAL FAB                    98,559     139,297        373        1,119

GRAND TOTAL                                              293,409     604,617      1,240        3,721

PLUS DI WATER CHARGES - BASED ON ACTUAL USAGE. NOT SQUARE FOOTAGE APPLIES ONLY TO FAB @ ESTIM. MONTHLY RATE OF $1.75/SQFT.

OFFICE - Budgeted cost per quarter
FAB/LAB - Fixed Cost-Budgeted per quarter
        - Variable Cost-Previous month actuals             1999 CHARGE OUT RATES

                                    EXHIBIT B

           Sublessees or Assignees Triggering SCI's Termination Right

AMD
Chartered Semiconductor
Fujitsu
Hitachi
Hyundai/LG Semiconductor
IBM
Intel
LSI Logic
Lucent
National
NEC
Phillips
Samsung
Siemens
ST Microelectronics
Texas Instruments
Toshiba
TSMC
UMC
VLSI Technologies Inc.

                                    EXHIBIT C

                 Copy of Environmental Indemnification Agreement

                                       13